UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 10, 2010

PARKWAY PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

                Maryland                                        1-11533                                      74-2123597

 (State or Other Jurisdiction           (Commission File Number)                    (IRS Employer

          of Incorporation)                                                                               Identification No.)

One Jackson Place, Suite 1000, 188 East Capitol Street, Jackson, MS 39225-4647

(Address of Principal Executive Offices, including zip code)

(601) 948-4091

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 10, 2010, the Compensation Committee of the Company's Board of Directors approved a new Change in Control Agreement for Richard G. Hickson, Executive Vice President and Chief Financial Officer and Mandy M. Pope, Executive Vice President and Chief Accounting Officer, with a multiple of "2.99" in calculating the severance payment under each officer's Agreement.  A copy of the Company's Change in Control Agreements is incorporated by reference as Exhibit 10.1 hereto.

Item 8.01        Other Events

On May 13, 2010, Jayson Lipsey was appointed Senior Vice President of the Company and the Compensation Committee approved a new Change in Control Agreement for Mr. Lipsey.  The Agreement is identical in substance to the Agreements for the Company's Named Executive Officers, and includes a multiple of "2.0" in calculating the severance payment under his Agreement.  Mr. Lipsey is the son of Michael J. Lipsey, a member of the Company's Board of Directors.

Item 9.01.       Financial Statements and Exhibits.

(d) Exhibits

10.1     Form of Change in Control Agreement with each of the Company's Named Executive Officers (the Change in Control Agreements are identical in substance for each of the Named Executive Officers, and provide for a multiple of "2.99" in calculating the severance payment under each officer's Agreement) (incorporated by reference to Exhibit 10 to the Company's Form 8-K filed May 14, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   May 14, 2010

                                                                                                                                                                                                  PARKWAY PROPERTIES, INC.

                                                                                                                         By: /s/ Mandy M. Pope

                                                                                                                        Mandy M. Pope

                                                                                                                        Executive Vice President and Chief Accounting Officer

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